UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP.

40 S. MAIN STREET, #2550,

MEMPHIS, TN 38103

NOTICE OF SPECIAL MEETING

TO BE HELD ON SEPTEMBER 25, 2023

TO THE STOCKHOLDERS OF LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP.:

You are cordially invited to attend a special meeting (the “special meeting”) of stockholders of Live Oak Crestview Climate Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, to be held at 2:00 P.M. Eastern time, on September 25, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/liveoakcrestviewclimate/2023. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend and restate (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from 24 months from the closing of the Company’s initial public offering (the “IPO”) to January 12, 2024 (the “Extended Date” and, such proposal, the “Extension Amendment Proposal” or “Proposal No. 1”).

2.

To amend and restate (the “Founder Share Amendment”) our charter to provide for the right of a holder of Class B common stock, par value $0.0001 per share of the Company (“founder shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock, par value $0.0001 per share of the Company (the “Class A common stock” and together with the Class B common stock, the “common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal” or “Proposal No. 2”).

3.

To amend and restate (the “Liquidation Amendment”) our charter to permit our board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement (the “Early Liquidation” and, such proposal, the “Liquidation Amendment Proposal” or “Proposal No. 3”).

4.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment (the “Adjournment Proposal” or “Proposal No. 4”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment.

The Founder Share Amendment Proposal and the Liquidation Amendment Proposal are conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal or the Liquidation Amendment Proposal.

The purpose of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and, if necessary or appropriate, the Adjournment Proposal, is more fully described in the accompanying proxy statement. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/liveoakcrestviewclimate/2023. See “Questions and Answers about the Special Meeting — How do I attend the special meeting, and will I be able to ask questions?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL, THE

LIQUIDATION AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). Our charter currently provides that the Company must liquidate the trust account established in connection with the IPO (such account, the “Trust Account”) if it has not consummated its initial business combination by 24 months from the closing of the IPO, or September 27, 2023. The Board currently believes that there will not be sufficient time before September 27, 2023 to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in a business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversion would give the Company further flexibility to retain stockholders following any stockholder redemptions in connection with the Extension.

The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all shares of Class A common stock entitled to redemption rights (the “public shares”) on a specified date following the filing of the amended charter and prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment.

The affirmative vote of 65% of the Company’s outstanding common stock, voting together as a single class, will be required to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal. The affirmative vote of (x) a majority of the Company’s outstanding common stock voting together as a single class and (y) a majority of the outstanding Class B common stock voting as a separate class will be required to approve the Founder Share Amendment Proposal.

In connection with the Extension Amendment Proposal, holders of public shares (each, a “public stockholder”) may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares (a “Redemption Election”), regardless of whether such public stockholder votes on the Extension Amendment Proposal. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on September 21, 2023, the date that is two business days prior to the scheduled vote at the special meeting (the “Redemption Deadline”).

Our Board may elect to abandon the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal at any time and for any reason without any further action by our stockholders.

Immediately following the Redemption Deadline, a public stockholder that makes a Redemption Election may withdraw its Redemption Election with respect to all or a portion of their public shares for which it previously submitted a Redemption Election (an “Election Reversal”). See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

In no event will the Company proceed with the Extension Amendment if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on September 8, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, public stockholders may make the Redemption Election, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of such public shares that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date (or, if the Liquidation Amendment Proposal is approved by the requisite vote of stockholders, an earlier date than the Extended Date as determined by our Board and included in a public announcement).

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $10.37 at the time of the special meeting. The closing price of the Class A common stock on the New York Stock Exchange on September 7, 2023 was $10.35. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.02 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment. Notwithstanding stockholder approval of the Adjournment Proposal, the chairman of the meeting will retain its right to adjourn the special meeting.

If the Extension Amendment Proposal is not approved or is abandoned and the Company does not consummate an initial business combination before September 27, 2023, as contemplated by the prospectus from the IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes of the Company (less an amount required to satisfy taxes of the Company and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

LOCC Sponsor, LLC (our “Sponsor”), as one of the holders of outstanding founder shares, will not be entitled to participate in any liquidation distribution with respect to such founder shares. However, our Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any public shares acquired in or after the IPO held by it if we fail to complete our initial business combination within the allotted time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal, or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on a business combination in the event one is submitted to the Company’s public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date (or, if the Liquidation Amendment Proposal is approved by the requisite vote of stockholders, an earlier date than the Extended Date as determined by our Board and included in a public announcement).

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, the Company urges you to read this material carefully and vote your shares.

September 8, 2023

By Order of the Board of Directors, /s/ John P. Amboian
John P. Amboian Chairman of the Board

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal, and an abstention will have the same effect as voting against the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 25, 2023: This notice of meeting and the accompanying proxy statement are available at: https://www.cstproxy.com/liveoakcrestviewclimate/2023.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (THE “TRANSFER AGENT”) BY 5:00 P.M. EASTERN TIME ON SEPTEMBER 21, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON SEPTEMBER 21, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE ELECTION TO REDEEM YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

PROXY STATEMENT — DATED SEPTEMBER 8, 2023

LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP.

40 S. MAIN STREET, #2550,

MEMPHIS, TN 38103

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 25, 2023

A special meeting of stockholders (the “special meeting”) of Live Oak Crestview Climate Acquisition Corp. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at 2:00 P.M. Eastern time, on September 25, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/liveoakcrestviewclimate/2023. This proxy statement is dated September 8, 2023, and is first expected to be mailed or otherwise delivered to our stockholders on or about September 13, 2023. At the special meeting, the stockholders will consider and vote upon the following proposals:

1.

To amend and restate (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from 24 months from the closing of the Company’s initial public offering (the “IPO”) to January 12, 2024 (the “Extended Date” and, such proposal, the “Extension Amendment Proposal” or “Proposal No. 1”).

2.

To amend and restate (the “Founder Share Amendment”) our charter to provide for the right of a holder of Class B common stock, par value $0.0001 per share of the Company (“founder shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock, par value $0.0001 per share of the Company (the “Class A common stock” and together with the Class B common stock, the “common stock”) on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal” or “Proposal No. 2”).

3.

To amend and restate (the “Liquidation Amendment”) our charter to permit our board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement (the “Early Liquidation” and, such proposal, the “Liquidation Amendment Proposal” or “Proposal No. 3”).

4.

A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment (the “Adjournment Proposal” or “Proposal No. 4”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment.

The Founder Share Amendment Proposal and the Liquidation Amendment Proposal are conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal or the Liquidation Amendment Proposal.

The purpose of the Extension Amendment Proposal, the Founder Share Amendment, the Liquidation Amendment Proposal and, if necessary or appropriate, the Adjournment Proposal, is more fully described herein. The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting https://www.cstproxy.com/liveoakcrestviewclimate/2023. See “Questions and Answers about the Special Meeting — How do I attend the special meeting, and will I be able to ask questions?” for more information.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “business combination”). Our charter currently provides that the Company must liquidate the trust account established in connection with the IPO (such account, the “Trust Account”) if it has not consummated its initial business combination by 24 months from the closing of the IPO, or September 27, 2023. Our board of directors (the “Board”) currently believes that there will not be sufficient time before September 27, 2023 to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in a business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the United States Securities and Exchange Commission (“SEC”) announcing the proposed business combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversion would give the Company further flexibility to retain stockholders following any stockholder redemptions in connection with the Extension.

The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all shares of Class A common stock entitled to redemption rights (the “public shares”) on a specified date following the filing of the amended charter and prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment.

The affirmative vote of 65% of the Company’s outstanding common stock, voting together as a single class, will be required to approve the Extension Amendment Proposal and the Liquidation Amendment Proposal. The affirmative vote of (x) a majority of the Company’s outstanding common stock voting together as a single class and (y) a majority of the outstanding Class B common stock voting as a separate class will be required to approve the Founder Share Amendment Proposal.

In connection with the Extension Amendment Proposal, holders of public shares (each, a “public stockholder”) may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares (a “Redemption Election”), regardless of whether such public stockholder votes on the Extension Amendment Proposal. The deadline to make a Redemption Election is 5:00 P.M. Eastern time on September 21, 2023, the date that is two business days prior to the scheduled vote at the special meeting (the “Redemption Deadline”).

Our Board may elect to abandon the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal at any time and for any reason without any further action by our stockholders.

Immediately following the Redemption Deadline, a public stockholder that makes a Redemption Election may withdraw its Redemption Election with respect to all or a portion of their public shares for which it previously submitted a Redemption Election (an “Election Reversal”). See “The Extension Amendment Proposal — Redemption Withdrawal Procedures.”

In no event will the Company proceed with the Extension Amendment if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), following approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

Our Board has fixed the close of business on September 8, 2023 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

In connection with the Extension Amendment Proposal, public stockholders may make the Redemption Election, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of such public shares that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date (or, if the Liquidation Amendment Proposal is approved by the requisite vote of stockholders, an earlier date than the Extended Date as determined by our Board and included in a public announcement).

The withdrawal of funds from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election, and the amount remaining in the Trust Account after such withdrawal may be only a fraction of the $207.4 million (including interest, but less the funds used to pay taxes) that was in the Trust Account as of August 31, 2023. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company estimates that the per-share price at which the public shares may be redeemed from cash held in the Trust Account will be approximately $10.37 at the time of the special meeting. The closing price of the Class A common stock on the New York Stock Exchange (“NYSE”) on September 7, 2023 was $10.35. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.02 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment. Notwithstanding stockholder approval of the Adjournment Proposal, the chairman of the meeting will retain its right to adjourn the special meeting.

If the Extension Amendment Proposal is not approved or is abandoned and the Company does not consummate an initial business combination before September 27, 2023, as contemplated by the prospectus from the IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes of the Company (less an amount required to satisfy taxes of the Company and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the warrants included in the units sold in the IPO (the “public warrants”), which will expire worthless in the event the Company winds up.

LOCC Sponsor, LLC (our “Sponsor”), as one of the holders of outstanding founder shares, will not be entitled to participate in any liquidation distribution with respect to such founder shares. However, our Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any public shares acquired in or after the IPO held by it if we fail to complete our initial business combination within the allotted time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

Our Sponsor is not entitled to redemption rights with respect to any founder shares it holds in connection with the Extension Amendment.

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent public accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination, reduce the amount of funds in the Trust Account to the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations, and we believe that our Sponsor’s only material assets are securities of the Company. Therefore, we cannot assure that our Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the

Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal is approved, such approval will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed at a per-share price equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares that do not redeem their public shares now, or that redeem their public shares but withdraw such redemption, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on September 8, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 20,000,000 outstanding shares of the Company’s Class A common stock and 5,000,000 outstanding shares of the Company’s Class B common stock, which vote together as a single class with respect to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the special meeting and the proposals to be voted on at the special meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 29, 2023, Form 10-Q filed for the quarter ended March 31, 2023 filed with the SEC on May 15, 2023, Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 11, 2023, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed on February 12, 2021 as a Delaware corporation for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On September 27, 2021, we consummated our IPO of 20,000,000 units (the “units”), at $10.00 per unit, generating gross proceeds of $200,000,000, and incurring offering costs of approximately $17,400,000, of which approximately $6,300,000 and $150,000 were for deferred underwriting commissions and deferred legal fees. Each unit consists of one share of Class A common stock and one-third of one redeemable warrant. Each whole public warrant entitles the holder to purchase one share of our Class A common stock at a price of $11.50 per share, subject to adjustment. Simultaneously with the closing of our IPO, the Company consummated the private placement of 4,666,666 warrants to our Sponsor at a price of $1.50 per private placement warrant, generating gross proceeds of $7,000,000 (the “private placement warrants”). Each private placement warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share. Our Sponsor is not, is not controlled by, and does not have substantial ties with, a non-U.S. person.

The Company received gross proceeds from the IPO and the sale of the private placement warrants of $200,000,000 and $7,000,000 respectively, for an aggregate of $207,000,000. $200,000,000 of the gross proceeds were deposited into the Trust Account. The proceeds held in the Trust Account includes $6,300,000 of deferred underwriting discounts and commissions and $150,000 of deferred legal fees that will be released to the underwriters and legal counsel, respectively, of the IPO upon completion of our initial business combination. Of the gross proceeds from the IPO and the sale of the private placement warrants that were not deposited in the Trust Account, approximately $3.6 million was used to pay underwriting discounts and commissions in the IPO, $125,500 was used to repay loans and advances from an affiliate of our Sponsor, and the balance was reserved to pay accrued offering and formation costs, business, legal and accounting due diligence expenses on prospective acquisitions and continuing general and administrative expenses.

Like most blank check companies, our charter provides for the return of the IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is 24 months from the closing of the IPO, or September 27, 2023. Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to extend the date to consummate a business combination to January 12, 2024. Therefore, our Board is submitting the Extension Amendment Proposal described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.

Extension Amendment Proposal: To amend and restate our charter to extend the date by which the Company must consummate a business combination from 24 months from the closing of the IPO to January 12, 2024.

2.

Founder Share Amendment Proposal: To amend and restate our charter to provide for the right of a holder of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder.

3.

Liquidation Amendment Proposal: To amend and restate our charter to permit our Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement.

4.

Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment.

What are the purposes of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and the Adjournment Proposal?

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a business combination. Our charter currently provides that the Company must liquidate the Trust Account if it has not consummated its initial business combination by 24 months from the closing of the IPO, or September 27, 2023. The Board currently believes that there will not be sufficient time before September 27, 2023 to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in a business combination. In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

The purpose of the Founder Share Amendment Proposal is to allow the holders of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock, on a one-for-one basis, at any point in time prior to the business combination. Such conversion would give the Company further flexibility to retain stockholders following any stockholder redemptions in connection with the Extension.

The purpose of the Liquidation Amendment Proposal is to enable the Board, in its sole discretion, to liquidate the Trust Account and dissolve in accordance with applicable law and to redeem all public shares on a specified date following the filing of the amended charter and prior to the Extended Date, after taking into account various factors, including, but not limited to, the prospect of identifying a target and negotiating and consummating a business combination prior to the Extended Date.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment.

Our Board may elect to abandon the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal at any time and for any reason without any further action by our stockholders.

In no event will the Company proceed with the Extension Amendment if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

Notwithstanding stockholder approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal or the number of Redemption Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

Why should I vote for the Extension Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating a business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company must complete a business combination until the Extended Date. The Extension would give the Company the opportunity to complete a business combination, which our Board believes is in the best interests of the stockholders.

Our charter provides that if we do not complete our business combination within 24 months from the closing of our IPO, we will redeem 100% of the public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to pay taxes of the Company (less an amount required to satisfy taxes of the Company and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the time frame contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing the Company with additional time to identify an attractive potential business combination target.

Our charter provides that if our stockholders approve an amendment to our charter with respect to any material provisions of the charter related to stockholders’ rights or pre-initial business combination activity, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares.

Our Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Founder Share Amendment Proposal?

Our Board believes that our stockholders will benefit from providing the ability to convert the founder shares at any time prior to a business combination. This flexibility may aid the Company in retaining investors necessary to continue to pursue a business combination.

Our Board recommends that you vote in favor of the Founder Share Amendment Proposal.

Why Should I vote for the Liquidation Amendment Proposal?

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, we will have until January 12, 2024 to consummate a business combination. Our Board believes that the Company and our stockholders will benefit from giving our Board the flexibility to consummate an Early Liquidation if we are unable to identify a prospective target, or if our Board otherwise determines that it would be in the best interests of the Company and our stockholders to consummate an Early Liquidation.

Our Board recommends that you vote in favor of the Liquidation Amendment Proposal.

Why should I vote for the Adjournment Proposal?

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment. Notwithstanding stockholder approval of the Adjournment Proposal, the chairman of the meeting will retain its right to adjourn the special meeting.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal?

The Board may elect to abandon the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal at any time and for any reason without any further action by our stockholders.

In no event will the Company proceed with the Extension Amendment if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal. Our Board will abandon the Extension Amendment Proposal if our stockholders do not approve the Extension Amendment Proposal.

How do the Company insiders intend to vote their shares?

Our Sponsor is expected to vote any common stock over which our Sponsor has voting control (including any public shares owned by our Sponsor) in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal.

Our Sponsor is not entitled to redeem the founder shares held by it in connection with the Extension Amendment. Our Sponsor beneficially owned as of the record date, and is entitled to vote, 3,988,864 shares of Class B common stock, which represents approximately 15.6% of the Company’s issued and outstanding common stock.

In addition, our Sponsor, directors, executive officers, advisors or their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsors, directors, executive officers, advisors or their affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.37 per share and (b) would not be (i) voted by our Sponsor, directors, executive officers or their affiliates at the special meeting of stockholders or (ii) redeemable by our Sponsor, directors, executive officers or their affiliates. Any such purchases that are completed after the record date for the special meeting may include a contractual acknowledgment with a selling stockholder that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. None of our Sponsor, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Extension Amendment Proposal and the Liquidation Amendment Proposal?

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, including those shares held as a constituent part of our units, on the record date. The Liquidation Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal or the Liquidation Amendment Proposal.

If the Extension Amendment Proposal is approved, any holder of public shares may redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares.

Our Board may elect to abandon the Extension Amendment Proposal at any time and for any reason without any further action by our stockholders.

In no event will the Company proceed with the Extension Amendment if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal. Our Board will abandon the Extension Amendment Proposal if our stockholders do not approve the Extension Amendment Proposal.

What vote is required to adopt the Founder Share Amendment Proposal?

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. The Founder Share Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

What happens if I sell my public shares or units before the special meeting?

The September 8, 2023 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the special meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal?

If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the Trust Account?

Pursuant to the terms of the charter and the Trust Agreement, we have 24 months from the closing of the IPO to consummate an initial business combination. If we are unable to consummate our initial business combination within the above time period, we will redeem 100% of the public shares for cash, subject to applicable law and certain conditions as described herein.

If the Extension Amendment Proposal is approved, we will have until January 12, 2024 to consummate an initial business combination. In the event that the Company determines to seek a further extension, the Company would be required to obtain the affirmative vote of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding as of the applicable record date, and if such extension request is approved, holders of public shares may elect to redeem all of their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares.

What happens if the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal is not approved or is abandoned?

If the Extension Amendment Proposal is not approved or is abandoned and the Company does not consummate an initial business combination before September 27, 2023, as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes of the Company (less an amount required to satisfy taxes of the Company and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including our public warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares will not be entitled to participate in any liquidation distribution with respect to such shares. However, the holders of the founder shares will be entitled to liquidating distributions from the Trust Account with respect to any public shares held by them if we fail to complete our initial business combination within the allotted time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

If the Founder Share Amendment Proposal is not approved, the Founder Share Amendment will not be implemented and holders of our Class B common stock (including our Sponsor) will not be permitted to convert their shares of Class B common stock into shares of Class A common stock before the completion of our initial business combination.

If the Liquidation Amendment Proposal is not approved, the Liquidation Amendment will not be implemented. If the Extension Amendment were to become effective without the ability to effect an Early Liquidation, we would not be able to consummate an Early Liquidation even if we are unable to identify a target, or our Board otherwise determines that it would be in the best interest of the Company and our stockholders to consummate an Early Liquidation.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date (or, if the Liquidation Amendment Proposal is approved by the requisite vote of stockholders, an earlier date than the Extended Date as determined by our Board and included in a public announcement).

If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will file an amended and restated charter with the Secretary of

State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s common stock held by holders of the founder shares.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination in the event one is submitted to stockholders. You will also retain your right to redeem the public shares then held by you upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the special meeting?

The special meeting will be held at 2:00 P.M. Eastern time, on September 25, 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting https://www.cstproxy.com/liveoakcrestviewclimate/2023 and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the special meeting telephonically by dialing 1 (800) 450-7155 (toll-free within the United States and Canada) or 1 (857) 999-9155 (standard rates apply outside of the United States and Canada). The pin number for telephone access is 8076504#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. The special meeting will be held in virtual meeting format only. You will not be able to attend the special meeting physically.

How do I attend the special meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s transfer agent. The form contains instructions on how to attend the virtual special meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company (the “transfer agent”) at the phone number or email address below. The transfer agent support contact information is as follows: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual special meeting starting September 20, 2023 at 2:00 P.M. Enter the following URL address into your browser: https://www.cstproxy.com/liveoakcrestviewclimate/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the special meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the special meeting.

Beneficial holders that own their investments through a bank or broker will need to contact the transfer agent to receive a control number. If you plan to vote at the special meeting, you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the transfer agent will issue you a guest control number with proof of ownership. Either way you must contact the transfer agent for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the special meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the special meeting by dialing 1 (800) 450-7155 (toll-free within the United States and Canada), or 1 (857) 999-9155 (standard rates apply outside the United States and Canada); when prompted enter the pin number 8076504#. This is listen-only; you will not be able to vote or enter questions during the special meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 40 S. Main Street, #2550, Memphis, TN, 38103.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Because approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal requires the affirmative vote of the stockholders holding at least 65% of the shares of Class A common stock and Class B common stock outstanding on the record date, voting together as a single class, abstentions and broker non-votes will have the same effect as votes against the Extension Amendment Proposal. The Liquidation Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal. The Extension Amendment Proposal is not conditioned on the approval of the Founder Share Amendment Proposal or the Liquidation Amendment Proposal

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. Abstentions and broker non-votes will have the same effect as votes against the Founder Share Amendment Proposal. The Founder Share Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that the proposals to be voted on at the special meeting will be treated as “non-routine” matters and therefore, we do not expect there to be any broker non-votes at the special meeting.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Because the proposals to be voted on at the special meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on the proposals unless instructed, so we do not expect there to be any broker non-votes at the special meeting. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on September 8, 2023, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. As of the record date, 20,000,000 shares of Class A common stock and 5,000,000 shares of Class B common stock were outstanding and entitled to vote. A complete list of stockholders of record entitled to vote at the special meeting will be available for 10 days before the special meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares, warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Proposals — Interests of the Company’s Directors and Executive Officers.”

What if I object to the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with any of the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved or is abandoned?

If the Extension Amendment Proposal is not approved or is abandoned and the Company does not consummate an initial business combination before September 27, 2023, as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes of the Company (less an amount required to satisfy taxes of the Company and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including our public warrants, which will expire worthless in the event the Company winds up.

What happens to the Company warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, the Company will continue its efforts to consummate a business combination until the Extended Date (or, if the Liquidation Amendment Proposal is approved by the requisite vote of stockholders, an earlier date than the Extended Date as determined by our Board and included in a public announcement) and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account are invested only in U.S. government treasury obligations with maturities of 185 days or less or in certain money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest solely in US government treasury obligations.

On March 30, 2022, the SEC issued proposed rules relating to, among other matters, the extent to which special purpose acquisition companies like ours could become subject to regulation under the Investment Company Act. The SEC’s current policy position, consistent with these proposed rules, is that, for special purpose acquisition companies like ours to be exempt from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, they must satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than eighteen (18) months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than twenty-four (24) months after the effective date of its registration statement for its initial public offering. The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies. It is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the initial public offering during our life as a blank check company, and the earning and use of interest from such investment, both of which will likely continue until we consummate an initial business combination, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash.

If we were determined to be an unregistered investment company, the trustee could be required to liquidate the Trust Account, in which case the business of the Company would be discontinued and the Company wound down, and we would not be able to complete an initial business combination. If we are unable to complete our initial business combination, our public stockholders may receive only their pro rata portion of the funds in the Trust Account that are available for distribution to public stockholders, our warrants will expire worthless and our public stockholders would not have any opportunity to participate in any potential appreciation in the value of their public shares that might be created by an initial business combination.

How do I redeem my public shares?

If the Extension Amendment is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Extension Amendment, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date (or, if the Liquidation Amendment Proposal is approved by the requisite vote of stockholders, an earlier date than the Extended Date as determined by our Board and included in a public announcement).

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(1)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(2)

prior to 5:00 P.M. Eastern time, on September 21, 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through the Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 P.M. Eastern time, on September 21,

2023 (two business days before the scheduled vote at the special meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date of implementation of the Extension Amendment and the Redemption Election.

Through DTC’s Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced redemption process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender immediately following the deadline to make a Redemption Election. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. For additional information, see “How do I make an Election Reversal with respect to my public shares?” In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the Redemption Election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to our transfer agent, Continental Stock Transfer & Trust Company, with written instructions to separate such units into public shares, and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

How do I make an Election Reversal with respect to my public shares?

Immediately following the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on September 21, 2023, the date that is two business days prior to the scheduled vote at the special meeting), a public stockholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

Notwithstanding stockholder approval of the Extension Amendment Proposal or the number of Redemption Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Extension Amendment Proposal or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Live Oak Crestview Climate Acquisition Corp.

40 S. Main Street, #2550,

Memphis, TN 38103

Attn: Gary K. Wunderlich, Jr.

Email: gwunderlich@liveoakmp.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS

You should consider carefully all of the risks described in (i) our final prospectus filed with the SEC on September 24, 2021, (ii) Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 29, 2023, (iii) Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 filed with the SEC on May 15, 2023, (iv) Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 filed with the SEC on August 11, 2023, and (v) in other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of an initial business combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve an initial business combination. Even if the Extension or an initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be subject to a new 1% U.S. federal excise tax in connection with redemptions of our Class A common stock.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into law. The IR Act provides for, among other things, a new 1% U.S. federal excise tax on certain repurchases (including redemptions) of stock by publicly traded U.S. corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from whom the shares are repurchased (although it may reduce the amount of cash distributable in a current or subsequent redemption). The amount of the excise tax is generally 1% of any positive difference between the fair market value of any shares repurchased by the repurchasing corporation during a taxable year and the fair market value of certain new stock issuances by the repurchasing corporation during the same taxable year. In addition, a number of exceptions apply to this excise tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, this excise tax.

On December 27, 2022, the Treasury published Notice 2023-2, which provided clarification on some aspects of the application of the excise tax, including with respect to some transactions in which special purpose acquisition companies like ours typically engage. The notice appears to exempt from the excise tax any distributions, including those that occur in connection with redemptions, by a corporation in the same year it completely liquidates; however, this interpretation is not free from doubt and the notice could be interpreted to have a narrower application. Consequently, a risk remains that any redemptions pursuant to the current proposal would be subject to the excise tax, including in circumstances where we (i) engage in a business combination in 2023 and do not issue shares sufficient to offset the earlier redemptions, (ii) liquidate later in 2023 or (iii) liquidate in a subsequent year.

Because the application of this excise tax is not free from doubt, any redemption or other repurchase effected by us that occurs in connection with a business combination, extension vote or otherwise may be subject to this excise tax. Because any such excise tax would be payable by us and not by the redeeming stockholder, it could cause a reduction in the value of our Class A common stock or cash available for distribution in a subsequent liquidation. Whether and to what extent we would be subject to the excise tax in connection with a business combination will depend on a number of factors, including (i) whether the business combination closes, (ii) the structure of the business combination, (iii) the fair market value of the redemptions and repurchases in connection with the business combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or any other equity issuances within the same taxable year of the business combination) and (v) the content of any subsequent regulations, clarifications and other guidance issued by the Treasury. Further, the application of the excise tax in respect of distributions pursuant to a liquidation of a publicly traded U.S. corporation is not free from doubt, and it is possible that the proceeds held in the Trust Account could be used to pay any excise tax owed by us in the event we are unable to complete a business combination in the required time and redeem 100% of our remaining Class A common stock in accordance with our Amended and Restated Certificate of Incorporation, in which case the amount that would otherwise be received by our public stockholders in connection with our liquidation would be reduced. However, to mitigate this uncertainty, the Company will not use any funds held in the Trust Account, including interest thereon, to pay for any excise tax liabilities with respect to any redemptions of the Class A common stock, prior to or in connection with the Extension, a business combination or liquidation. To the extent that the Company does not have sufficient funds outside of the Trust Account to fund the payment of any excise tax that may be imposed in connection with redemptions of the Company’s Class A common stock in connection with the Extension, a business combination or liquidation, our Sponsor has agreed to contribute to us (which may be by working capital loan) funds necessary to make any such excise tax payment without using proceeds from the Trust Account and the interest earned thereon.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The special meeting will be held at 2:00 P.M. Eastern time, on September 25, 2023. The special meeting will be held virtually, at https://www.cstproxy.com/liveoakcrestviewclimate/2023. At the special meeting, the stockholders will consider and vote upon the following proposals.

1.

Extension Amendment Proposal: To amend and restate our charter to extend the date by which the Company must consummate a business combination from 24 months from the closing of the IPO to January 12, 2024.

2.

Founder Share Amendment Proposal: To amend and restate our charter to provide for the right of a holder of Class B common stock to convert their shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder.

3.

Liquidation Amendment Proposal: To amend and restate our charter to permit our Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement.

4.

Adjournment Proposal: A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on September 8, 2023, the record date for the special meeting. You will have one vote per share for each share of common stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 20,000,000 shares of Class A common stock and 5,000,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per share.

Votes Required

Approval of the Extension Amendment Proposal and the Liquidation Amendment Proposal will require the affirmative vote of holders of 65% of the Company’s Class A common stock and Class B common stock, voting together as a single class, outstanding on the record date.

Approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the special meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Extension Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (a) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (b) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Richard J. Hendrix and Gary K. Wunderlich, Jr. to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting virtually.

A special note for those who plan to attend the special meeting and vote virtually: If your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or against the proposals or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Liquidation Amendment Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders that hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the special meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Company Secretary, at Live Oak Crestview Climate Acquisition Corp. 40 S. Main Street, #2550, Memphis, TN, 38103, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the special meeting. No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although we reserve the right to engage solicitors if we deem them necessary. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 40 S. Main Street, #2550, Memphis, TN 38103. Our telephone number at such address is (901) 685-2865.

THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on February 12, 2021.

On September 27, 2021, we consummated our IPO of 20,000,000 units, at $10.00 per unit, generating gross proceeds of $200,000,000, and incurring offering costs of approximately $17,400,000, of which approximately $6,300,000 and $150,000 were for deferred underwriting commissions and deferred legal fees. Each unit consists of one share of Class A common stock and one-third of one redeemable warrant. Each whole public warrant entitles the holder to purchase one share of our Class A common stock at a price of $11.50 per share, subject to adjustment.

Simultaneously with the closing of our IPO, we consummated the private placement of 4,666,666 warrants to our Sponsor at a price of $1.50 per private placement warrant, generating gross proceeds of $7,000,000. Each private placement warrant is exercisable to purchase one share of our Class A common stock at a price of $11.50 per share. Our Sponsor is not, is not controlled by, and does not have substantial ties with, a non-U.S. person.

Approximately $200,000,000 of the net proceeds from the IPO and the private sale of private placement warrants with our Sponsor has been deposited in the Trust Account.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date.

The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete an initial business combination. The Board currently believes that there will not be sufficient time before September 27, 2023 to complete an initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate an initial business combination. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing a proposed business combination.

If the Extension Amendment Proposal is not approved or is abandoned and the Company does not consummate an initial business combination before September 27, 2023, as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes of the Company (less an amount required to satisfy taxes of the Company and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares will not be entitled to participate in any liquidation distribution with respect to such shares. However, the holders of the founder shares will be entitled to liquidating distributions from the Trust Account with respect to any public shares held by them if we fail to complete our initial business combination within the allotted time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

A copy of the proposed amended and restated Company charter is attached to this proxy statement as Annex A.

Reasons for the Extension Amendment Proposal

Our charter currently provides that the Company has until September 27, 2023 to complete a business combination. The purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on pursuing a business combination, circumstances warrant providing the Company with additional time to identify an attractive potential business combination target. Accordingly, since the Company will likely not be able to complete an initial business combination before September 27, 2023, the Company has determined to seek stockholder approval to extend the time for closing a business combination from September 27, 2023 to January 12, 2024.

In the event that we enter into a definitive agreement for an initial business combination prior to the special meeting, we will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed business combination.

The Company and its officers and directors agreed that they would not seek to amend any material provisions of the charter related to stockholders’ rights or pre-initial business combination activity unless the Company provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved or is Abandoned

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension unless our stockholders approve the Extension Amendment Proposal.

Additionally, our Board may elect to abandon the Extension Amendment Proposal at any time and for any reason without any further action by our stockholders.

In no event will the Company proceed with the Extension Amendment if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved or is abandoned and the Company does not consummate an initial business combination before September 27, 2023, as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust

Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes of the Company (less an amount required to satisfy taxes of the Company and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares will not be entitled to participate in any liquidation distribution with respect to such shares. However, the holders of the founder shares will be entitled to liquidating distributions from the Trust Account with respect to any public shares held by them if we fail to complete our initial business combination within the allotted time period. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event that an initial business combination is not consummated.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amended and restated charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date (or, if the Liquidation Amendment Proposal is approved by the requisite vote of stockholders, an earlier date than the Extended Date as determined by our Board and included in a public announcement).

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares in connection with the Extension Amendment Proposal or you elect to redeem your public shares but withdraw such Redemption Election, you will retain the right to vote on a business combination in the event one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem the public shares then held by you for a pro rata portion of the Trust Account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date (or, if the Liquidation Amendment Proposal is approved by the requisite vote of the stockholders, an earlier date than the Extended Date as determined by our Board and included in a public announcement).

If the Extension Amendment Proposal is approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal if the Proposal is approved, and the amount remaining in the Trust Account may be only a fraction of the $207.4 million (including interest but less the funds used to pay taxes) that was in the Trust Account as of August 31, 2023. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Our Board may elect to abandon the Extension Amendment Proposal at any time and for any reason without any further action by our stockholders.

In no event will the Company proceed with the Extension Amendment if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each public stockholder may elect to redeem all or a portion of their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares. Our Board may elect to abandon the Extension Amendment Proposal at any time and for any reason without any further action by our stockholders.

In no event will the Company proceed with the Extension Amendment if the Redemption Elections (after taking into account any Election Reversals) of our public shares would cause our Class A common stock to become “penny stock” as such term is defined in Rule 3a51-1 of the Exchange Act following approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, holders of public shares that do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders that vote for the Extension Amendment Proposal and do not make the Redemption Election, or that make the Redemption Election but make an Election Reversal, would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date (or, if the Liquidation Amendment Proposal is approved by the requisite vote of stockholders, an earlier date than the Extended Date as determined by our Board and included in a public announcement).

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT, INCLUDING THE LEGAL NAME, PHONE NUMBER AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME, ON SEPTEMBER 21, 2023 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE SPECIAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE IMPLEMENTATION OF THE EXTENSION AMENDMENT AND THE REDEMPTION ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 P.M. Eastern time on September 21, 2023 (two business days prior to the scheduled vote at the special meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team (email: spacredemptions@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100, and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders that request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the Redemption Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then-outstanding public shares . Based on the amount in the Trust Account as of August 31, 2023, this would amount to approximately $10.37 per share. The closing price of the public shares on the NYSE on September 7, 2023 was $10.35. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving approximately $0.02 more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 P.M. Eastern time on September 21, 2023 (two business days before the scheduled vote at the special meeting). The Company anticipates that a public stockholder that tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the approval of the Extension Amendment.

Redemption Withdrawal Procedures

Immediately following the deadline to make a Redemption Election (which is 5:00 P.M. Eastern time on September 21, 2023, the date that is two business days prior to the scheduled vote at the special meeting), a public stockholder that desires to withdraw its Redemption Election may effectuate an Election Reversal. In order to effectuate an Election Reversal, you must request that our transfer agent return the shares (physically or electronically) as soon as possible after the deadline to make a Redemption Election. Such written request shall include your legal name, phone number and address of the beneficial owner of the shares for which reversal is requested. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to request reversal of the tender from the transfer agent.

TO MAKE AN ELECTION REVERSAL WITH RESPECT TO YOUR PUBLIC SHARES, YOU MUST SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT, AFTER 5:00 P.M. EASTERN TIME ON SEPTEMBER 21, 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, AND PRIOR TO THE SCHEDULED VOTE AT THE SPECIAL MEETING, THAT THE TENDER OF YOUR PUBLIC SHARES BE REVERSED, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REVERSAL IS REQUESTED AND THE NUMBER OR PERCENTAGE OF SHARES FOR WHICH REVERSAL IS REQUESTED. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO REQUEST REVERSAL OF THE ELECTION TO REDEEM FROM THE TRANSFER AGENT.

Notwithstanding stockholder approval of the Extension Amendment Proposal or the number of Redemption Elections (taking into account any Election Reversals) by our public stockholders, our Board will retain the right to abandon the Extension Amendment Proposal or postpone or cancel the special meeting at any time and for any reason without any further action by our stockholders.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension Amendment Proposal is not approved or is abandoned and the Company does not consummate an initial business combination within 24 months after the closing of our IPO, in accordance with our charter, the 3,988,864 shares of Class B common stock held by our Sponsor will be worthless. Our Sponsor is not entitled to rights to liquidating distributions from the Trust Account with respect to any founder shares held by it if we fail to consummate our initial business combination within 24 months after the closing of our IPO. However, our Sponsor, officers and directors will be entitled to liquidating distributions from the Trust Account with respect to any public shares held by it. The founder shares held by our Sponsor had an aggregate market value of approximately $41,284,742 based on the last sale price for the Company’s public shares of $10.35 on the NYSE on September 7, 2023;

•

If the Extension Amendment Proposal is not approved or is abandoned and the Company does not consummate an initial business combination within 24 after the closing of our IPO, in accordance with our charter, the 4,666,666 private placement warrants purchased by our Sponsor for an aggregate investment of $7,000,000, or $1.50 per warrant, will be worthless, as they will expire. Additionally, the portion of the proceeds of the sale of the private placement warrants held in the Trust Account will be used to fund the redemption of our public shares, and the private placement warrants will expire without value to the holder. The private placement warrants had an aggregate market value (assuming they have the same value per warrant as the public warrants) of $233,333 based on the last sale price for the public warrants of $0.05 on the NYSE on September 7, 2023;

•

If an initial business combination is completed, our Sponsor is likely to be able to make a substantial profit on our Sponsor’s investment in us even at a time when the Class A common stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved or is abandoned and the Company does not consummate an initial business combination within 24 months after the closing of our IPO, our Sponsor will lose our Sponsor’s entire investment in us;

•

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company would have additional time to consummate a business combination. Notwithstanding implementation of the Extension, if the Company does not consummate a business combination before the Extended Date (or, if the Liquidation Amendment Proposal is approved by the requisite vote of stockholders, an earlier date than the Extended Date as determined by our Board and included in a public announcement), the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes of the Company (less an amount required to satisfy taxes of the Company and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up;

•

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent public accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination, reduce the amount of funds in the Trust Account to the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our IPO offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

•

All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved or is abandoned and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

All current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to approve a business combination, and some may continue to serve following a business combination and receive compensation thereafter;

•

The Company’s executive officers and directors, and their affiliates, are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no material, outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates, are awaiting reimbursement;

•

None of our officers or directors is required to commit his or her full time to our affairs and, accordingly, may have conflicts of interest in allocating his or her time among various business activities;

•

In the course of their other business activities, our officers and directors may become aware of investment and business opportunities which may be appropriate for presentation to us as well as the other entities with which they are affiliated. Our management team or directors may have conflicts of interest in determining to which entity a particular business opportunity should be presented;

•

Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination; and

•

Our Sponsor, officers or directors may have a conflict of interest with respect to evaluating a business combination and financing arrangements as we may obtain loans from our Sponsor or an affiliate of our Sponsor or any of our officers or directors to finance transaction costs in connection with an intended initial business combination and to finance possible costs in connection with the contribution of an additional amount to be held in the Trust Account if we extend our time to complete an initial business combination. Up to $1,500,000 of such working capital loans may be convertible into warrants of the post business combination entity at a price of $1.50 per warrant at the option of the lender. Such warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, our Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

U.S. Federal Income Tax Considerations

The following is a discussion of certain material U.S. federal income tax considerations for U.S. holders and Non-U.S. holders (each as defined below) of public shares (i) with respect to the Extension Amendment Proposal and (ii) whose public shares are redeemed for cash if the Extension Amendment Proposal is approved and the Extension Amendment is implemented. This discussion applies only to U.S. holders and Non-U.S. holders that hold public shares as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). This discussion is based on provisions of the Code, Treasury Regulations promulgated thereunder (“Treasury Regulations”), rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.

This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:

•	banks and other financial institutions;

•	mutual funds;

•	insurance companies;

•	brokers or dealers in securities, currencies or commodities;

•	dealers or traders in securities subject to a mark-to-market method of accounting;

•	regulated investment companies and real estate investment trusts;

•	retirement plans, individual retirement accounts and other deferred accounts;

•	tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

•	persons holding public shares as part of a “straddle,” hedge, constructive sale, or other integrated or conversion transaction or similar transaction;

•	U.S. holders whose functional currency is not the U.S. dollar;

•

Partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

•	expatriated entities subject to Section 7874 of the Code;

•	persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

•	persons subject to any alternative minimum tax;

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	holders owning or treated as owning 5% or more of our public shares (by vote or value);

•	grantor trusts; and

•	controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax.

This discussion does not address any U.S. federal tax considerations other than those pertaining to the income tax (such as estate, gift or other non-income tax considerations) or any state, local or foreign income or non-income tax considerations. In addition, this discussion does not address any considerations arising under the unearned income Medicare contribution tax, or any considerations in respect of any withholding required pursuant to the Foreign Account Tax Compliance Act of 2010 (including the Treasury Regulations promulgated thereunder and intergovernmental agreements entered into in connection therewith and any laws, regulations or practices adopted in connection with any such agreement).

If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds public shares, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partnerships and partners in partnerships holding public shares should consult their tax advisors as to the particular tax consequences to them of the redemption of public shares.

THE U.S. FEDERAL INCOME TAX TREATMENT OF THE EXERCISE OF REDEMPTION RIGHTS DISCUSSED HEREIN TO ANY PARTICULAR STOCKHOLDER WILL DEPEND ON THE STOCKHOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU OF A REDEMPTION OF YOUR PUBLIC SHARES IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES.

Tax Treatment of Non-Redeeming Stockholders

A public stockholder that does not elect to redeem its public shares if the Extension Amendment Proposal is approved and the Extension Amendment is implemented will continue to own its public shares, and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension Amendment Proposal.

Tax Treatment of Redeeming Stockholders

In the event that a holder’s public shares are redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “The Extension Amendment Proposal — Redemption Rights,” the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of public shares under Section 302 of the Code. If the redemption qualifies as a sale of public shares, the material U.S. federal income tax consequences to a U.S. holder (as defined below) generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares,” and the material U.S. federal income tax consequences to a Non-U.S. holder (as defined below) generally will be as described under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of public shares under Section 302 of the Code, a holder generally will be treated as receiving a corporate distribution with the material U.S. federal income tax consequences to a U.S. holder generally as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences to a Non-U.S. holder generally as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.”

Whether a redemption of a holder’s public shares qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held, directly, indirectly or constructively, by such redeemed holder before and after the redemption (including any stock treated as held by such holder under applicable constructive ownership rules, including any stock constructively owned by the holder as a result of owning public warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of a holder’s public shares generally will be treated as a sale of public shares by such holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the holder; (ii) results in a “complete termination” of the holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a holder takes into account not only shares of our stock actually owned by the holder, but also shares of our stock that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the holder has an interest or that have an interest in such holder, as well as any stock that the holder has a right to acquire pursuant to the exercise of an option, which would generally include public shares that could be acquired pursuant to the exercise of the public warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the holder immediately following the redemption of such holder’s public shares must, among other requirements, be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the holder immediately before the redemption (taking into account redemptions by other holders of public shares). There will be a complete termination of a holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the holder are redeemed or (ii) all of the shares of our stock actually owned by the holder are redeemed and the holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the holder does not constructively own any other stock. The redemption of public shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the holder’s proportionate interest (after taking into account all other redemptions by other stockholders) in us. Whether the redemption will result in a meaningful reduction in a holder’s proportionate interest (after taking into account all other redemptions by other stockholders) in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest (after taking into account all other redemptions by other stockholders) of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of a holder’s public shares will be treated as a corporate distribution to the redeemed holder and the material U.S. federal income tax consequences of the redemption to such holder that is a U.S. holder generally will be as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Distribution,” and the material U.S. federal income tax consequences of the redemption to such holder that is a Non-U.S. holder generally will be as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed public shares will be added to the holder’s adjusted tax basis in its remaining shares of our stock, or, if it has none, to the holder’s adjusted tax basis in its public warrants or possibly in other shares of our stock constructively owned by it.

A holder of public shares should consult its tax advisors as to the tax consequences of a redemption.

U.S. Holders

This section applies to “U.S. holders.” For purposes of this discussion, a “U.S. holder” means a beneficial owner of public shares that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the public shares and will be treated as described below under the section entitled “U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

Dividends paid to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to our public shares may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the public shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the public shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the public shares may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Non-U.S. Holders

This section applies to “Non-U.S. holders.” For purposes of this discussion, a “Non-U.S. holder” means a beneficial owner of public shares that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.

Taxation of Redemption as a Distribution

If the redemption of a Non-U.S. holder’s public shares is treated as a distribution, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Unless such dividend is effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), the gross amount of such dividend will generally be subject to withholding tax at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the Non-U.S. holder’s adjusted tax basis in its public shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the public shares and will be treated as described below under the section entitled “Non-U.S. Holders — Taxation of Redemption Treated as a Sale of Public Shares.”

The withholding tax described above does not apply to dividends paid to a Non-U.S. holder that are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. holder), provided that the holder provides the applicable withholding agent with a properly completed and executed IRS Form W-8ECI and satisfies all applicable certification requirements. Instead, such dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Taxation of Redemption as a Sale of Public Shares

If the redemption of a Non-U.S. holder’s public shares is treated as a sale, as discussed above under the section entitled “Tax Treatment of Redeeming Stockholders,” subject to the discussion regarding backup withholding below, a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized in connection with such redemption, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. holder);

•	the Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year of the redemption and certain other requirements are met; or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the redemption or the period that the Non-U.S. holder held our public shares, and, in the case where public shares are regularly traded on an established securities market, the Non-U.S. holder has owned, directly or constructively, more than 5% of our public shares at any time within the shorter of the five-year period preceding the redemption or such Non-U.S. holder’s holding period for the public shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above generally will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a 30% rate (or such lower rate specified by an applicable income tax treaty) on its “effectively connected earnings and profits” for the taxable year, as adjusted for certain items.

Gain described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty), which generally may be offset by U.S. source capital losses of the Non-U.S. holder, provided the Non-U.S. holder has timely filed U.S. federal income tax returns with respect to such losses.

If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder in connection with a redemption treated as a sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, unless our public shares are regularly traded on an established securities market within the meaning of applicable Treasury Regulations, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such redemption. There can be no assurance that our public shares will be treated as regularly traded on an established securities market. However, we believe that we are not and have not been at any time since our formation a United States real property holding corporation and we do not expect to be a United States real property holding corporation in the immediate foreseeable future, but there can be no assurance in this regard. Holders should consult their tax advisor regarding the tax consequences to them if we are treated as a U.S. real property holding corporation.

It is possible that because an applicable withholding agent may not be able to determine the proper characterization of a redemption of a Non-U.S. holder’s public shares, such applicable withholding agent might treat the redemption as a distribution subject to withholding tax.

Information Reporting and Backup Withholding

Generally, information reporting requirements may apply in connection with payments made to U.S. holders or Non-U.S. holders in connection with a redemption of public shares.

Backup withholding of tax (currently at a rate of 24%) generally will apply to cash payments to which a U.S. holder is entitled in connection with a redemption of public shares, unless the U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-9 providing such U.S. holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or otherwise establishes an exemption. Backup withholding of tax may also apply to cash payments to which a Non-U.S. holder is entitled in connection with the redemption of public shares, unless the Non-U.S. holder provides the applicable withholding agent with a properly completed and executed IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable IRS Form W-8), attesting to such Non-U.S. holder’s status as non-U.S. person and otherwise complies with applicable certification requirements.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a U.S. holder or Non-U.S. holder generally will be allowed as a credit against such holder’s U.S. federal income tax liability, if any, and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF A REDEMPTION OF THEIR PUBLIC SHARES TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Extension Amendment. Neither the Extension Amendment Proposal nor the Adjournment Proposal is cross conditioned on the approval of the other. The Extension Amendment Proposal is also not conditioned on the approval of the Founder Share Amendment Proposal or the Liquidation Amendment Proposal If the Extension Amendment Proposal is not approved or is abandoned and the Company does not consummate an initial business combination before September 27, 2023 as contemplated by the prospectus from our IPO and in accordance with our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to pay taxes of the Company (less an amount required to satisfy taxes of the Company and up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, including the public warrants, which will expire worthless in the event the Company winds up.

The holders of the founder shares will not be entitled to participate in any liquidation distribution with respect to such shares. However, the holders of the founder shares will be entitled to liquidating distributions from the Trust Account with respect to any public shares held by them if we fail to complete our initial business combination within the allotted time period.

Our Sponsor is expected to vote any common stock owned by our Sponsor in favor of the Extension Amendment Proposal. Our Sponsor beneficially owned as of the record date, and is entitled to vote, 3,988,864 shares of Class B common stock, representing approximately 15.6% of the Company’s issued and outstanding common stock.

In addition, our Sponsor, directors, executive officers, advisors or their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to or following the special meeting, although they are under no obligation to do so. Such public shares purchased by our Sponsors, directors, executive officers, advisors or their affiliates would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $10.37 per share and (b) would not be (i) voted by our Sponsor, directors, executive officers or their affiliates at the special meeting of stockholders or (ii) redeemable by our Sponsor, directors, executive officers or their affiliates. Any such purchases that are completed after the record date for the special meeting may include a contractual acknowledgment with a selling stockholder that such stockholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the special meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders that would otherwise have voted against the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. None of our Sponsor, advisors or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend and restate its charter to allow the holders of the founder shares to convert the founder shares to Class A common stock on a one-for-one basis at any point prior to the business combination at the option of the holder.

Upon conversion of the founder share to Class A Common Stock, such Class A common stock converted from founder shares shall not be entitled to receive funds from the Trust Account through redemption or otherwise.

If the Extension Amendment Proposal and the Founder Share Amendment Proposal are approved, the Company will file an amended and restated charter with the Secretary of State of the State of Delaware in the form of Annex A hereto.

Reasons for the Founder Share Amendment Proposal

The Company’s charter provides that the holders of Class B common stock can convert their shares of Class B common stock to Class A common stock upon the consummation of a business combination on a one-to-one basis at the option of the holder. The purpose of the Founder Share Amendment Proposal is to allow conversion of the founder shares at any time prior to a business combination. This flexibility may aid the Company in retaining investors necessary to continue to pursue an initial business combination.

Required Vote

The approval of the Founder Share Amendment Proposal requires both (x) the affirmative vote of a majority of the Company’s outstanding common stock voting together as a single class and (y) the affirmative vote of a majority of the outstanding Class B common stock voting as a separate class. The Founder Share Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Founder Share Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Founder Share Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE FOUNDER SHARE AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

THE LIQUIDATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend and restate its charter to allow the Company to consummate an Early Liquidation.

If the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Liquidation Amendment Proposal are approved, the Company will file an amended and restated charter with the Secretary of State of the State of Delaware in the form of Annex A hereto.

Reasons for the Liquidation Amendment Proposal

If the Extension Amendment Proposal is approved and the Extension Amendment becomes effective, we will have until January 12, 2024 to consummate a business combination. Our Board believes that the Company and our stockholders will benefit from giving our Board the flexibility to consummate an Early Liquidation if we are unable to identify a prospective target, or if our board otherwise determines that it would be in the best interests of the Company and our stockholders to consummate an Early Liquidation.

Required Vote

The affirmative vote by holders of 65% of the Company’s outstanding Class A common stock and Class B common stock, voting together as a single class, is required to approve the Liquidation Amendment. The Liquidation Amendment Proposal is conditioned on the approval of the Extension Amendment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Liquidation Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Liquidation Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE LIQUIDATION AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment. Notwithstanding stockholder approval of the Adjournment Proposal, the chairman of the meeting will retain its right to adjourn the special meeting.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the special meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Company’s Directors and Executive Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of September 8, 2023, the record date of the special meeting, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our named executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants or private placement warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on shares of common stock issued and outstanding as of September 8, 2023, consisting of 20,000,000 shares of Class A common stock and 5,000,000 shares of Class B common stock.

Name and Address of Beneficial Owner(1)	Class A Common Stock	Class B Common Stock	Percentage of Outstanding Common Stock
LOCC Sponsor, LLC(2)(3)(4)	—	3,988,864	15.6%
John P. Amboian	—	—	—
Richard Hendrix	—	—	—
Adam Fishman	—	—	—
Gary K. Wunderlich, Jr.	—	—	—
Ashton Hudson	—	—	—
Adam Klein	—	—	—
Bhakti Mirchandani
All executive officers and directors as a group (seven individuals)	—	—	—
Atalaya Capital Management LP(5)	1,980,000	—	7.9%
Adage Capital Partners, L.P. (6)	1,800,000	—	7.2%
Cantor Fitzgerald Securities (7)	1,500,000	—	6.0%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Live Oak Crestview Climate Acquisition Corp., 40 S. Main Street, #2550, Memphis, TN 38103.
(2)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)

Our Sponsor is the record holder of such shares. Each of Live Oak Merchant Partners and Crestview LOCC Investors, LLC, an affiliate of Crestview Advisors, L.L.C. (“Crestview”) that is under common control with Crestview, are the managing members of our Sponsor, and as such, each has voting and investment discretion with respect to the common stock held of record by our Sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by our Sponsor. Each of our officers and directors holds a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)	Certain investment funds and accounts managed by Atalaya Capital Management LP are passive limited members in our sponsor.
(5)	According to a Schedule 13G/A filed with the SEC on December 14, 2021 by Atalaya Capital Management LP, a Delaware limited partnership (“ACM”), (i) ACM is the investment manager of Atalaya Special

Purpose Investment Fund II LP, a Delaware limited partnership (“ASPIF II”), ACM ASOF VII (Cayman) Holdco LP, a Cayman Islands exempted limited partnership (“ASOF”), and ACM Alameda Special Purpose Investment Fund II LP, a Cayman Islands exempted limited partnership (“Alameda”); and (ii) Corbin Capital Partners, L.P., a Delaware limited partnership (“CCP”), is the investment manager of Corbin ERISA Opportunity Fund, Ltd., a Cayman Islands exempted company (“CEOF”), and Corbin Opportunity Fund, L.P., a Delaware limited partnership (“COF”). The shares reported herein are directly held by ASPIF II, ASOF, Alameda, CEOF and COF. As ASPIF II, ASOF and Alameda’s investment manager, ACM has the power to vote and direct the disposition of all shares held by ASPIF II, ASOF and Alameda. As CEOF and COF’s investment manager, CCP has the power to vote and direct the disposition of all shares held by CEOF and COF. ASPIF II, ASOF, Alameda, ACM, CEOF, Corbin Capital Partners GP, LLC, a Delaware limited liability company (“Corbin GP”), CCP and COF may be deemed members of a group, as defined in Rule 13d-5 under the Exchange Act, with respect to the shares. Such group may be deemed to beneficially own 1,980,000 shares. CEOF, COF, Corbin GP and CCP disclaim beneficial ownership over the shares held directly by ASPIF II, ASOF and Alameda. ASPIF II, ASOF and Alameda, and ACM disclaims beneficial ownership over the shares held directly by CEOF and COF. The address of the principal business office of each of ASPIF II, ASOF, Alameda and ACM is One Rockefeller Plaza, 32nd Floor, New York, NY 10020. The address of the principal business office of each of CEOF, COF, Corbin GP and CCP is 590 Madison Avenue, 31st Floor, New York, NY 10022.
(6)

According to a Schedule 13G filed with the SEC on October 7, 2021 by Adage Capital Partners, L.P., a Delaware limited partnership (“ACP”), the shares reported herein are directly owned by ACP. Adage Capital Partners GP, L.L.C., a Delaware limited liability company (“ACPGP”), is the general partner of ACP; Adage Capital Advisors, L.L.C., a Delaware limited liability company (“ACA”), is the managing member of ACPGP; Robert Atchinson is a managing member of ACA; and Phillip Gross is a managing member of ACA. ACP has the power to dispose of and the power to vote the Class A common stock beneficially owned by it, which power may be exercised by its general partner, ACPGP. ACA, as managing member of ACPGP, directs ACPGP’s operations. Messrs. Atchinson and Gross, as managing members of ACA, have shared power to vote the Class A common stock beneficially owned by ACP. None of ACPGP, ACA, Mr. Atchinson or Mr. Gross directly own any Class A common stock. By reason of the provisions of Rule 13d-3 under the Exchange Act, ACPGP, ACA, Mr. Atchinson and Mr. Gross may be deemed to beneficially own the shares directly owned by ACP. The address of the business office of each of the reporting persons is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(7)

According to a Schedule 13G/A filed with the SEC on February 14, 2023 by Cantor Fitzgerald Securities, a New York general partnership (“CFS”), CFS is the record holder of the securities reported herein. CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor Fitzgerald, L.P. (“Cantor”) and directly or indirectly controls the managing general partner of CFS. Howard W. Lutnick is Chairman and Chief Executive of CFGM and trustee of CFGM’s sole stockholder. Cantor, indirectly, holds a majority of the ownership interests of CFS. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the securities directly held by CFS. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly, or indirectly The address of the business office of each reporting person is 110 East 59th Street, New York, New York 10022.

Our Sponsor holds approximately 15.6% of the total outstanding shares of our Class A common stock (assuming the exchange of all founder shares for Class A common stock).

Our Sponsor and our officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address that wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by writing, emailing or calling the Company at the Company’s principal executive offices at 40 S. Main Street, #2550, Memphis, TN, 38103, at gwunderlich@liveoakmp.com or at (901) 685-2865.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal or the Adjournment Proposal by contacting us at the following address or email:

Live Oak Crestview Climate Acquisition Corp.

40 S. Main Street, #2550,

Memphis, TN, 38103

Attn: Gary K. Wunderlich, Jr.

Email: gwunderlich@liveoakmp.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than September 18, 2023 (one week prior to the date of the special meeting).

ANNEX A

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP.

[         ], 2023

Live Oak Crestview Climate Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Live Oak Crestview Climate Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 12, 2021 (the “Original Certificate”). The amended and restated certificate of incorporation was filed with the Secretary of State of the State of Delaware on September 22, 2021 (the “Amended and Restated Certificate”).

2. This Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”), which both restates and amends the provisions of the Amended and Restated Certificate, was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”) and the affirmative vote of the stockholders of the Corporation in regards to the amendments to Article IX of the Amended and Restated Certificate and duly adopted by the affirmative vote of both (x) a majority of the stockholders of the Corporation and (y) a majority of the holders of the outstanding Class B Common Stock (defined herein) voting as a separate class vote in regards to the amendment to Section 4.3(b)(i) of the Amended and Restated Certificate.

3. This Second Amended and Restated Certificate shall become effective on the date of filing with the Secretary of State of Delaware.

4. The text of the Amended and Restated Certificate is hereby restated and amended in its entirety to read as follows:

ARTICLE I

NAME

The name of the corporation is Live Oak Crestview Climate Acquisition Corp. (the “Corporation”).

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL. In addition to the powers and privileges conferred upon the Corporation by law and those incidental thereto, the Corporation shall possess and may exercise all the powers and privileges that are necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Corporation, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Corporation and one or more businesses (a “Business Combination”).

ARTICLE III

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, in the City of Wilmington, County of New Castle, State of Delaware, 19808, and the name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 271,000,000 shares, consisting of (a) 270,000,000 shares of common stock (the “Common Stock”), including (i) 250,000,000 shares of Class A Common Stock (the “Class A Common Stock”), and (ii) 20,000,000 shares of Class B Common Stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”).

Section 4.2 Preferred Stock. Subject to Article IX of this Second Amended and Restated Certificate, the Board of Directors of the Corporation (the “Board”) is hereby expressly authorized to provide out of the unissued shares of the Preferred Stock for one or more series of Preferred Stock and to establish from time to time the number of shares to be included in each such series and to fix the voting rights, if any, designations, powers, preferences and relative, participating, optional, special and other rights, if any, of each such series and any qualifications, limitations and restrictions thereof, as shall be stated in the resolution or resolutions adopted by the Board providing for the issuance of such series and included in a certificate of designation (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority to the full extent provided by law, now or hereafter, to adopt any such resolution or resolutions.

Section 4.3 Common Stock.

(a) Voting.

(i) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of the shares of Common Stock shall exclusively possess all voting power with respect to the Corporation.

(ii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), the holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders of the Corporation on which the holders of the Common Stock are entitled to vote.

(iii) Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, holders of the Class A Common Stock and holders of the Class B Common Stock, voting together as a single class, shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), holders of shares of any series of Common Stock shall not be entitled to vote on any amendment to this Second Amended and Restated Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock or other series of Common Stock if the holders of such affected series of Preferred Stock or Common Stock, as applicable, are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) or the DGCL.

(iv) The number of authorized shares of the Class A Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Class A Common Stock or the Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation). The holders of Class B Common Stock are entitled to vote as a separate class to increase the authorized number of Class B Common Stock.

(b) Class B Common Stock.

(i) Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) (A) at any time and from time to time at the election of the holder of such shares of Class B Common Stock and (B) automatically upon the closing of the Business Combination.

(ii) Notwithstanding the Initial Conversion Ratio, in the case that additional shares of Class A Common Stock, or Equity-linked Securities (as defined below), are issued or deemed issued in excess of the amounts sold in the Corporation’s initial public offering of securities (the “Offering”) and related to the closing of the initial Business Combination, all issued and outstanding shares of Class B Common Stock shall automatically convert into shares of Class A Common Stock at the time of the closing of the initial Business Combination at a ratio for which:

•

the numerator shall be equal to the sum of (A) 25% of all shares of Class A Common Stock issued or issuable (upon the conversion or exercise of any Equity-linked Securities or otherwise) by the Corporation, related to or in connection with the consummation of the initial Business Combination (excluding any securities issued or issuable to any seller in the initial Business Combination and any private placement or working capital securities issued to affiliates of the Corporation) plus (B) the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination; and

•	the denominator shall be the number of shares of Class B Common Stock issued and outstanding prior to the closing of the initial Business Combination.

As used herein, the term “Equity-linked Securities” means any securities of the Corporation which are convertible into or exchangeable or exercisable for Common Stock.

Notwithstanding anything to the contrary contained herein, (i) the foregoing adjustment to the Initial Conversion Ratio may be waived as to any particular issuance or deemed issuance of additional shares of Class A Common Stock or Equity-linked Securities by the written consent or agreement of holders of a majority of the shares of Class B Common Stock then outstanding consenting or agreeing separately as a single class in the manner provided in Section 4.3(b)(iii), and (ii) in no event shall the Class B Common Stock convert into Class A Common Stock at a ratio that is less than one-for-one.

The foregoing conversion ratio shall also be adjusted to account for any subdivision (by stock split, subdivision, exchange, stock dividend, reclassification, recapitalization or otherwise) or combination (by reverse stock split, exchange, reclassification, recapitalization or otherwise) or similar reclassification or recapitalization of the outstanding shares of Class A Common Stock into a greater or lesser number of shares occurring after the original filing of this Second Amended and Restated Certificate without a proportionate and corresponding subdivision, combination or similar reclassification or recapitalization of the outstanding shares of Class B Common Stock.

Each share of Class B Common Stock shall convert into its pro rata number of shares of Class A Common Stock pursuant to this Section 4.3(b). The pro rata share for each holder of Class B Common Stock will be determined as follows: Each share of Class B Common Stock shall convert into such number of shares of Class A Common Stock as is equal to the product of one (1) multiplied by a fraction, the numerator of which shall be the total number of shares of Class A Common Stock into which all of the issued and outstanding shares of Class B Common Stock shall be converted pursuant to this Section 4.3(b) and the denominator of which shall be the total number of issued and outstanding shares of Class B Common Stock at the time of conversion.

(iii) Voting. Except as otherwise required by law or this Second Amended and Restated Certificate (including any Preferred Stock Designation), for so long as any shares of Class B Common Stock shall remain outstanding, the Corporation shall not, without the prior vote or written consent of the holders of a majority of the shares of Class B Common Stock then outstanding, voting separately as a single class, amend, alter or repeal any provision of this Second Amended and Restated Certificate, whether by merger, consolidation or otherwise, if such amendment, alteration or repeal would alter or change the powers, preferences or relative, participating, optional or other or special rights of the Class B Common Stock. Any action required or permitted to be taken at any meeting of the holders of Class B Common Stock may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding Class B Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of Class B Common Stock were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt written notice of the taking of corporate action without a meeting by less than unanimous written consent of the holders of Class B Common Stock shall, to the extent required by law, be given to those holders of Class B Common Stock who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders of Class B Common Stock to take the action were delivered to the Corporation.

(c) Dividends. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, the holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in such dividends and distributions.

(d) Liquidation, Dissolution or Winding Up of the Corporation. Subject to applicable law, the rights, if any, of the holders of any outstanding series of the Preferred Stock and the provisions of Article IX hereof, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of Class A Common Stock (on an as converted basis with respect to the Class B Common Stock) held by them.

(e) Rights of Class B Common Stock. Notwithstanding anything to the contrary herein, the holders of Class B Common Stock shall not be entitled to any: (i) right, title, interest or claim of any kind in or to any monies held in the Trust Account (as defined below), including upon a liquidation, dissolution or winding up of the Corporation, (ii) Redemption Rights (as defined below) in connection with the consummation of a Business Combination, or (iii) redemption rights in connection with a vote seeking to amend this Second Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares (as defined below) in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not completed an initial Business Combination by the Deadline Date (as defined below) or (B) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7).

Section 4.4 Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to acquire from the Corporation any shares of its capital stock of any class or classes, with such rights, warrants and options to be evidenced by or in instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock issuable upon exercise thereof may not be less than the par value thereof.

ARTICLE V

BOARD OF DIRECTORS

Section 5.1 Board Powers. The business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Second Amended and Restated Certificate or the Bylaws of the Corporation (“Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Second Amended and Restated Certificate, and any Bylaws adopted by the stockholders of the Corporation; provided, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 5.2 Number, Election and Term.

(a) The number of directors of the Corporation, other than those who may be elected by the holders of one or more series of the Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively by the Board pursuant to a resolution adopted by a majority of the Board.

(b) Subject to Section 5.5 hereof, the Board shall be divided into three classes, as nearly equal in number as possible and designated Class I, Class II and Class III. The Board is authorized to assign members of the Board already in office to Class I, Class II or Class III. The term of the initial Class I Directors shall expire at the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; the term of the initial Class II Directors shall expire at the second annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate; and the term of the initial Class III Directors shall expire at the third annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate. At each succeeding annual meeting of the stockholders of the Corporation, beginning with the first annual meeting of the stockholders of the Corporation following the effectiveness of this Second Amended and Restated Certificate, each of the successors elected to replace the class of directors whose term expires at that annual meeting shall be elected for a three-year term or until the election and qualification of their respective successors in office, subject to their earlier death, resignation or removal. Subject to Section 5.5 hereof, if the number of directors that constitutes the Board is changed, any increase or decrease shall be apportioned by the Board among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors constituting the Board shorten the term of any incumbent director. Subject to the rights of the holders of one or more series of Preferred Stock, voting separately by class or series, to elect directors pursuant to the terms of one or more series of Preferred Stock, the election of directors shall be determined by a plurality of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote thereon. The Board is hereby expressly authorized, by resolution or resolutions thereof, to assign members of the Board already in office to the aforesaid classes at the time this Second Amended and Restated Certificate (and therefore such classification) becomes effective in accordance with the DGCL.

(c) Subject to Section 5.5 hereof, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(d) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot. The holders of shares of Common Stock shall not have cumulative voting rights.

Section 5.3 Newly Created Directorships and Vacancies. Subject to Section 5.5 hereof, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely and exclusively by a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 5.4 Removal. Subject to Section 5.5 hereof, any or all of the directors may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

Section 5.5 Preferred Stock - Directors. Notwithstanding any other provision of this Article V, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Second Amended and Restated Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article V unless expressly provided by such terms.

ARTICLE VI

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power and is expressly authorized to adopt, amend, alter or repeal the Bylaws by the affirmative vote of a majority of the total number of directors present at a regular or special meeting of the Board at which there is a quorum or by unanimous written consent. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Second Amended and Restated Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders of the Corporation to adopt, amend, alter or repeal the Bylaws; and provided further, however, that no Bylaws hereafter adopted by the stockholders of the Corporation shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

ARTICLE VII

SPECIAL MEETINGS OF STOCKHOLDERS; ACTION BY WRITTEN CONSENT

Section 7.1 Special Meetings. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the Chief Executive Officer of the Corporation, or the Board pursuant to a resolution adopted by a majority of the Board, and the ability of the stockholders of the Corporation to call a special meeting is hereby specifically denied. Except as provided in the foregoing sentence, special meetings of stockholders of the Corporation may not be called by another person or persons.

Section 7.2 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

Section 7.3 Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Second Amended and Restated Certificate (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders other than with respect to the Class B Common Stock with respect to which action may be taken by written consent.

ARTICLE VIII

LIMITED LIABILITY; INDEMNIFICATION

Section 8.1 Limitation of Director Liability. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended unless a director violated his or her duty of loyalty to the Corporation or its stockholders, acted in bad faith, knowingly or intentionally violated the law, authorized unlawful payments of dividends, unlawful stock purchases or unlawful redemptions, or derived improper personal benefit from his or her actions as a director. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Section 8.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all liability and loss suffered and expenses (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred by such indemnitee in connection with such proceeding. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by an indemnitee in defending or otherwise participating in any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined that the indemnitee is not entitled to be indemnified under this Section 8.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 8.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 8.2(a), except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 8.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Second Amended and Restated Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 8.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Second Amended and Restated Certificate inconsistent with this Section 8.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 8.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE IX

BUSINESS COMBINATION REQUIREMENTS; EXISTENCE

Section 9.1 General.

(a) The provisions of this Article IX shall apply during the period commencing upon the effectiveness of this Second Amended and Restated Certificate and terminating upon the consummation of the Corporation’s initial Business Combination and no amendment to this Article IX shall be effective prior to the consummation of the initial Business Combination unless approved by the affirmative vote of the holders of at least sixty-five percent (65%) of all then outstanding shares of the Common Stock.

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 4, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by January 12, 2024, or such earlier date as determined by the Board in its sole and absolute discretion (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Second Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (B) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are either LOCC Sponsor, LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Section 9.2 Redemption Rights.

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination pursuant to, and subject to the limitations of, Section 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation will only redeem Offering Shares so long as such redemption would not cause (i) the Class A Common Stock or the securities of any entity that succeeds the Company as a public company to be considered “penny stock” (as such term is defined in Rule 3a51-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) or (ii) the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial Business Combination (such limitation hereinafter called the “Redemption Limitation”). Notwithstanding anything to the contrary contained in this Second Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

(b) If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (or any successor rules or regulations) and filing proxy materials with the SEC, the Corporation shall offer to redeem the Offering Shares upon the consummation of the initial Business Combination, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof pursuant to a tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Tender Offer Rules”) which it shall commence prior to the consummation of the initial Business Combination and shall file tender offer documents with the SEC prior to the consummation of the initial Business Combination that contain substantially the same financial and other information about the initial Business Combination and the Redemption Rights as is required under Regulation 14A of the Exchange Act (or any successor rule or regulation) (such rules and regulations hereinafter called the “Proxy Solicitation Rules”), even if such information is not required under the Tender Offer Rules; provided, however, that if a stockholder vote is required by law to approve the proposed initial Business Combination, or the Corporation decides to submit the proposed initial Business Combination to the stockholders for their approval for business or other legal reasons, the Corporation shall offer to redeem the Offering Shares, subject to lawfully available funds therefor, in accordance with the provisions of Section 9.2(a) hereof in conjunction with a proxy solicitation pursuant to the Proxy Solicitation Rules (and not the Tender Offer Rules) at a price per share equal to the Redemption Price calculated in accordance with the following provisions of this Section 9.2(b). In the event that the Corporation offers to redeem the Offering Shares pursuant to a tender offer in accordance with the Tender Offer Rules, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares tendering their Offering Shares pursuant to such tender offer shall be equal to the quotient obtained by dividing: (i) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes by (ii) the total number of then outstanding Offering Shares. If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on the proposed initial Business Combination pursuant to a proxy solicitation, the Redemption Price per share of the Common Stock payable to holders of the Offering Shares exercising their Redemption Rights (irrespective of whether they voted in favor or against the Business Combination) shall be equal to the quotient obtained by dividing (A) the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay taxes by (B) the total number of then outstanding Offering Shares.

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination pursuant to a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than an aggregate of 15% of the Offering Shares without the prior consent of the Corporation.

(d) In the event that the Corporation has not consummated an initial Business Combination by the Deadline Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

(e) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if (i) such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination and (ii) the Redemption Limitation is not exceeded.

(f) If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

Section 9.3 Distributions from the Trust Account.

(a) A Public Stockholder shall be entitled to receive funds from the Trust Account only as provided in Sections 9.2(a), 9.2(b), 9.2(d) or 9.7 hereof. In no other circumstances shall a Public Stockholder have any right or interest of any kind in or to distributions from the Trust Account, and no stockholder other than a Public Stockholder shall have any interest in or to the Trust Account.

(b) Each Public Stockholder that does not exercise its Redemption Rights shall retain its interest in the Corporation and shall be deemed to have given its consent to the release of the remaining funds in the Trust Account to the Corporation, and following payment to any Public Stockholders exercising their Redemption Rights, the remaining funds in the Trust Account shall be released to the Corporation.

(c) The exercise by a Public Stockholder of the Redemption Rights shall be conditioned on such Public Stockholder following the specific procedures for redemptions set forth by the Corporation in any applicable tender offer or proxy materials sent to the Public Stockholders relating to the proposed initial Business Combination. Payment of the amounts necessary to satisfy the Redemption Rights properly exercised shall be made as promptly as practical after the consummation of the initial Business Combination.

Section 9.4 Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination, on any pre-Business Combination activity or on any amendment to this Article IX.

Section 9.5 Transactions with Affiliates. In the event the Corporation seeks to enter into an initial Business Combination with a target business that is affiliated with the Sponsor, or the directors or officers of the Corporation, the Corporation, or a committee of the independent directors of the Corporation, shall obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such Business Combination is fair to the Corporation from a financial point of view.

Section 9.6 No Transactions with Other Blank Check Companies. The Corporation shall not enter into an initial Business Combination with another blank check company or a similar company with nominal operations.

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares. The Corporation’s ability to provide such opportunity is subject to the Redemption Limitation.

Section 9.8 Minimum Value of Target. So long as the Corporation’s securities are listed on the New York Stock Exchange, the initial Business Combination must be consummated with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the Trust Account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting commissions) at the time of the agreement to enter into the initial Business Combination.

ARTICLE X

CORPORATE OPPORTUNITY

To the extent allowed by law, the doctrine of corporate opportunity, or any other analogous doctrine, shall not apply with respect to the Corporation or any of its officers or directors in circumstances where the application of any such doctrine to a corporate opportunity would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Second Amended and Restated Certificate or in the future, and the Corporation renounces any expectancy that any of the directors or officers of the Corporation will offer any such corporate opportunity of which he or she may become aware to the Corporation. In addition to the foregoing, prior to the consummation of the Corporation’s initial Business Combination, the doctrine of corporate opportunity shall not apply to any other corporate opportunity with respect to any of the directors or officers of the Corporation unless such corporate opportunity is expressly offered to such person solely in his or her capacity as a director or officer of the Corporation and such opportunity is one the Corporation is legally and contractually permitted to undertake and would otherwise be reasonable for the Corporation to pursue and the director or officer is permitted to refer that opportunity to the Corporation without violating any other legal obligation.

ARTICLE XI

AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate (including any Preferred Stock Designation), and other provisions authorized by the laws of the State of Delaware at the time in force that may be added or inserted, in the manner now or hereafter prescribed by this Second Amended and Restated Certificate and the DGCL; and, except as set forth in Article VIII, all rights, preferences and privileges of whatever nature herein conferred upon stockholders, directors or any other persons by and pursuant to this Second Amended and Restated Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article XI; provided, however, that Article IX of this Second Amended and Restated Certificate may be amended only as provided therein.

ARTICLE XII

EXCLUSIVE FORUM FOR CERTAIN LAWSUITS; CONSENT

Section 12.1 Forum. Subject to the last sentence in this Section 12.1 and unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by the applicable law, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the DGCL or this Second Amended and Restated Certificate or the Bylaws, or (d) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine and, if brought outside of Delaware, the stockholder bringing the suit will be deemed to have consented to service of process on such stockholder’s counsel except any action (i) as to which the Court of Chancery in the State of Delaware determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), (ii) which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or (iii) for which the Court of Chancery does not have subject matter jurisdiction. Notwithstanding the foregoing, (A) the provisions of this Section 12.1 will not apply to suits brought to enforce any liability or duty created by the Exchange Act, the Securities Act or any other claim for which the federal courts have exclusive jurisdiction and (B) unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or the rules and regulations promulgated thereunder.

Section 12.2 Consent to Jurisdiction. If any action the subject matter of which is within the scope of Section 12.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 12.1 immediately above (an “FSC Enforcement Action”) and (b) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

Section 12.3 Severability. If any provision or provisions of this Article XII shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article XII (including, without limitation, each portion of any sentence of this Article XII containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

Section 12.4 Demand Notice. Any person or entity purchasing or otherwise acquiring or holding any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

[Signature page follows]

IN WITNESS WHEREOF, Live Oak Crestview Climate Acquisition Corp. has caused this Second Amended and Restated Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

Live Oak Crestview Climate Acquisition Corp.

By:
Name:
Title:

[Signature Page to Amended and Restated Certificate of Incorporation]

P R O X Y

PROXY CARD

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF

Live Oak Crestview Climate Acquisition Corp.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard J. Hendrix and Gary K. Wunderlich, Jr. (the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote all of the shares of Class A Common Stock or Class B Common Stock of Live Oak Crestview Climate Acquisition Corp. (the “Company” or “LOCC”) that the undersigned is entitled to vote (the “Shares”) at the special meeting of stockholders of the Company to be held on September 25, 2023 at 2:00 P.M. Eastern Time via live webcast at https://www.cstproxy.com/liveoakcrestviewclimate/2023, and at any adjournment or postponement thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and, unless such authority is withheld on the reverse side hereof, in the Proxies’ discretion on such other matters as may properly come before the special meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL NOS. 1, 2, 3 AND 4. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the reverse side)

Please mark votes as indicated in this example ☒ LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NOS. 1, 2, 3 AND 4. (1) The Extension Amendment Proposal – To amend and restate (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to extend the date by which the Company must consummate a business combination (the “Extension”) from 24 months from the closing of the Company’s initial public offering (the “IPO”) to [•] (the “Extended Date” and, such proposal, the “Extension Amendment Proposal” or “Proposal No. 1”). FOR ☐ AGAINST ☐ ABSTAIN ☐ (3) The Liquidation Amendment Proposal – To amend and restate (the “Liquidation Amendment”) our charter to permit our board of directors (the “Board”), in its sole discretion, to elect to wind up the Company’s operations on an earlier date than the Extended Date as determined by our Board and included in a public announcement (the “Early Liquidation” and, such proposal, the “Liquidation Amendment Proposal” or “Proposal No. 3”). FOR ☐ AGAINST ☐ ABSTAIN ☐ (2) The Founder Share Amendment Proposal – To amend and restate (the “Founder Share Amendment”) our charter to provide for the right of a holder of Class B common stock, par value $0.0001 per share of the Company (“founders shares” or “Class B common stock”) to convert their shares of Class B common stock into shares of Class A common stock, par value $0.0001 per share of the Company (the “public shares” or “Class A common stock” and together with the Class B common stock, the “common stock”) on a one-to-one basis at any time and from time to time a the election of the holder (the “Founder Share Amendment Proposal” or “Proposal No. 2”).    FOR ☐ AGAINST ☐ ABSTAIN ☐ (4) The Adjournment Proposal – A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment (the “Adjournment Proposal” or “Proposal No. 4”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Founder Share Amendment Proposal or the Liquidation Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension Amendment, the Founder Share Amendment or the Liquidation Amendment.    FOR ☐ AGAINST ☐ ABSTAIN ☐                Date:                Signature    (Signature If Held Jointly)    When the Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person or authorized entity. The Shares represented by this proxy card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy card will be voted “FOR” each of Proposal Nos. 1, 2, 3 and 4. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.